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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):       March 16, 2000


                              REDBACK NETWORKS INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      000-25853                 77-0438443
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(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


1389 Moffett Park Drive, Sunnyvale, California                     94089
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  (Address of Principal Executive Offices)                       (Zip Code)


Company's telephone number, including area code:   (408) 548-3500


         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 5.  OTHER EVENTS.

         The information that is set forth in the Registrant's Press Release dated March 16, 2000 is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

            99.1 Press Release dated March 16, 2000



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    REDBACK NETWORKS INC.



Date:  March 17, 2000               By:     /s/ Craig Gentner
                                        ----------------------------------------
                                        Craig Gentner
                                        Chief Financial Officer and
                                        Corporate Secretary
                                          Secretary



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                                  EXHIBIT INDEX


Exhibit Number        Description
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    99.1              Press Release dated March 16, 2000